Exhibit 99.1

Greater Bay Bancorp slide presentation as of December 31, 2002

Greater Bay Bancorp

U.S. Bancorp Piper Jaffray

Investor Presentation

February 4-5, 2003

Company Overview





Company Snapshot

Company Name	Greater Bay Bancorp
Nasdaq NM	GBBK
Shares Outstanding	52 million
Market Value	$892 million
Assets	$8 billion
LTM Net Income	$124 million
Common Equity	$600 million
Preferred Equity	$81 million

Financial data as of December 31, 2002

Experienced Senior Management Team

Position	Name	Years Experience
Chief Executive Officer	David L. Kalkbrenner	35+
Chief Operating Officer	Byron A. Scordelis	25+
Chief Financial Officer	Steven C. Smith	25+
Chief Risk Officer	Kenneth Shannon	20+
President, Community Banking Group	Susan K. Black	15+
Community Bank Presidents		20+ Avg.
GBB Board of Directors 18 diversified and seasoned directors		25+ Avg.
Community Bank Boards of Directors 90 diversified and seasoned directors		25+ Avg.

Company Vision

- Create superior, long-term economic returns for our shareholders
- Provide exceptional, relationship based value to our clients
- Attract and retain outstanding employees

Franchise Overview

- Formed late 1996 with merger of Cupertino National Bank and Mid-Peninsula Bank
- Currently largest independent community bank holding company headquartered in Northern California
- Diversified financial services provider

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Banking

- 11 banks
- 45 branches
- Local Client Decision Making
- Local Management and Board

ABD Insurance

- Premiums > $1 billion *
- Revenue > $100 million
- Offering P&C, Employee Benefits, 401k Products

* No underwriting risk

Specialty Finance

- International/ Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

Trust

- Wealth Management
- Private Banking

Client Focus



- Small and mid-sized businesses
- Professional services firms
- Private banking and wealth management
- Custom banking for individuals
- Relationship-driven real estate investors and operators

Acquisition Strategy



Acquisition Strategy
"Ring the Bay"

Greater Bay now has a presence in all of the key sub-markets of the San Francisco Bay Area

1996



SAN FRANCISCO BAY
Mid-Peninsula Bank
San Mateo
Mid-Peninsula Bank
Palo Alto
Cupertino National Bank
Cupertino
Cupertino National Bank
San Jose
PACIFIC OCEAN
NORTH

2002



Greater Bay Bancorp Markets
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
Danville*
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
Millbrae
San Mateo
Redwood City
Palo Alto
SAN FRANCISCO BAY
Milpitas
Santa Clara
Sunnyvale
Cupertino
San Jose
*Saratoga
*Los Gatos
San Jose*
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
PACIFIC OCEAN
NORTH
*Pending

Continued Opportunity for Growth

- Continued penetration of existing markets
  - Fill-in acquisitions
  - Product expansion
- Further diversification through opportunistic market expansion

Approach to Acquisitions

- Target well-managed, high performing financial services companies
- Achieve disciplined transaction execution
- Continue record of superior integration



Successful Acquisition Strategy

13 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

		Assets ($ in millions)
12/97	Peninsula Bank of Commerce	$200
05/98	Golden Gate Bank	$150
08/98	Pacific Business Funding	$15
05/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
01/00	Mt. Diablo National Bank	$250
05/00	Coast Commercial Bank	$400
07/00	Bank of Santa Clara	$400
10/00	Bank of Petaluma	$200
11/00	The Matsco Companies	$285
03/01	CAPCO Financial Company, Inc.	$15
12/01	San Jose National Bank	$680
03/02	ABD Insurance	N/A *

* Gross annual premiums of $1 billion

Increasingly Diversified Product Capability Through Strategic Acquisitions



Non-Interest Income as a Percentage of Revenue
12.9%
12.7%
13.6%
11.4%
12.1%
30.6%
1997
1998
1999
2000
2001
2002

Note: Excludes nonrecurring income

Proven Ability to Consolidate Acquisitions



$ in Billions
$9
$6
$3
$0
75%
65%
55%
45%
35%
1996
1997
1998
1999
2000
2001
2002
Assets
Assets w/o ABD
*Efficiency Ratio
Efficiency Ratio w/o ABD

* Before merger, non-recurring and extraordinary items and TPS expense

Proven Ability to Manage Acquired Businesses

Formation of GBBK	$0.6 B
Acquired Growth	$3.0 B
Organic Growth	$4.5 B
Total Assets	$8.1 B


Formation of GBBK 7.4%
Acquired Growth 37.0%
Organic Growth 55.6%

2002 Financial & Company Highlights



2002 Financial & Company Highlights

- Financial Summary
- Credit Quality
- Real Estate Portfolio
- Regulatory Update

2002 Financial Highlights

- Total assets – $8.1 billion
- Loan growth – 7%
- Deposit growth – 6%
- GAAP EPS – $2.30 (47% increase)
- Core EPS* – $2.30 (20% increase)

* Before merger, non-recurring and extraordinary items

Net Income
($ in Millions)



$31.9
$42.6
$53.6
$81.4
$97.1
$124.3
1997
1998
1999
2000
2001
2002

Before merger, non-recurring and extraordinary items

Core Earnings Per Share (Diluted)


26% CAGR
$0.72
$0.91
$1.14
$1.61
$1.91
$2.30
1997
1998
1999
2000
2001
2002

Before merger, non-recurring and extraordinary items

Cash Dividend Per Share



27% CAGR
$0.15
$0.19
$0.24
$0.35
$0.43
$0.49
1997
1998
1999
2000
2001
2002

Note: Restated to reflect 2-for-1 stock splits effective on April 30, 1998 and October 4, 2000

Return on Average Assets


1.4%
1.4%
1.4%
1.6%
1.4%
1.5%
1997
1998
1999
2000
2001
2002

Before merger, non-recurring and extraordinary items

Return on Average Shareholders' Equity



16.1%
18.3%
19.8%
23.3%
21.6%
20.3%
1997
1998
1999
2000
2001
2002

Before merger, non-recurring and extraordinary items

Revenue & Expense Growth

($ in Millions)

Including ABD



$600
$400
$200
$0
1997
1998
1999
2000
2001
2002
24 % CAGR
22 % CAGR
Revenue
Expense

Excluding ABD



$600
$400
$200
$0
1997
1998
1999
2000
2001
2002
18 % CAGR
14% CAGR
Revenue
Expense

Before merger, non-recurring and extraordinary items

Efficiency Ratio



56.0%
52.7%
43.9%
44.3%
48.3%
40.9%
1998
1999
2000
2001
2002 w/ABD
2002 w/o ABD

Before merger, non-recurring and extraordinary items and TPS expense

Net Interest Margin



10%
8%
6%
4%
2%
7.80%
5.61%
4.78%
4.25%
1998
1999
2000
2001
2002
GBBK
Prime Rate

Excluding TPS expense

Loans

($ in Billions)



$1.7
$2.1
$2.9
$4.1
$4.5
$4.8
12/97
12/98
12/99
12/00
12/01
12/02

Net of LLR

Loan Portfolio Composition



50%
40%
30%
20%
10%
0%
12/97
12/98
12/99
12/00
12/01
12/02
Comm'l & Indust.
Comm'l Term RE
RE Const.
Consumer
RE Other

Deposits

($ in Billions)



$2.3
$2.9
$3.7
$4.8
$5.0
$5.3
12/97
12/98
12/99
12/00
12/01
12/02

Deposit Composition


60%
50%
40%
30%
20%
10%
0%
12/98
12/99
12/00
12/01
12/02
MMDA, NOW & Savings
Demand, Non-Interest Bearing
Time, $100K &Over
Other Time

Capital Strength

	GBBK 12/31/02	Minimum to be Well-Capitalized
Tangible Equity Ratio	6.40%	N/A
Tangible Equity Ratio (including ABD value)	8.30%	N/A
Leverage Ratio	8.61%	5.00%
Tier I Risk Based Capital	11.71%	6.00%
Total Risk Based Capital	12.97%	10.00%

Financial Results Reflect Successful Strategy

	GBBK [a]	Top 75 US Banks [b]
ROE	20.3%	15.7%
Efficiency Ratio	48.3%	56.3%
Loan Loss Reserve to Loans	2.7%	1.6%
EPS Growth Rate	20.4%	15.8%
Total Asset Growth Rate	2.5%	9.1%

(a) Before merger, non-recurring items and extraordinary items, 12/31/02

(b) Source: SNL Data Source, 12/31/02; EPS growth rate adjusted for companies with significant prior year losses

Credit Quality



Reserves / EOP Loans
1.70%
1.64%
2.70%
Top 50 US Banks
Top 75 US Banks
Greater Bay Bancorp

Source: SNL Data Source, Top 75 U.S. banks by total assets as of 12/31/02

Reserves / NPLs



279.8%
291.6%
343.3%
Top 50 US Banks
Top 75 US Banks
Greater Bay Bancorp

Source: SNL Data Source, Top 75 U.S. banks by total assets as of 12/31/02

Loan Loss Provision / Avg. Assets


0.48%
0.44%
0.72%
Top 50 US Banks
Top 75 US Banks
Greater Bay Bancorp

Source: SNL Data Source, Top 75 U.S. banks by total assets as of 12/31/02

Provision vs. Net Charge-Offs
($ in Millions)



$60
$50
$40
$30
$20
$10
$0
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
12/97
12/98
12/99
12/00
12/01
12/02
Provision ($)
NCO/Avg. Loans (%)
Adj. NCO/Avg. Loans (%)

* Net Charge-Offs adjusted for discontinued lending programs

NPLs / Gross Loans


0.84%
0.84%
0.79%
Top 50 US Banks
Top 75 US Banks
Greater Bay Bancorp

Source: SNL Data Source, Top 75 U.S. banks by total assets as of 12/31/02

Real Estate Portfolio

- Relationship officers aggressively managing portfolio
- Actively stress testing portfolio:
  - Some deterioration due to market conditions
  - Actual vacancy/lease rates are steady
- Currently, no significant loss potential in portfolio

Best practice: Proactive Management

Diversified Real Estate Portfolio



Warehouse
3%
R&D
4%
Other
16%
Office
45%
Industrial
11%
Multifamily
12%
Hotel/Motel
9%

RE Term



SFR
3%
Non-owner
occupied
50%
Owner
occupied/
Owner
operator
47%



Out-Of-State
1%
Other CA
20%
Santa Clara
38%
Conta Costa
4%
Santa Cruz
6%
San
Francisco
8%
San Mateo
11%
Alameda
12%

Diversified Real Estate Portfolio

RE Construction


Hotel/Motel 3%
Self Storage 3%
Other 10%
1-4 SFR 37%
Multifamily 18%
Office 29%
SFR 12%
Owner occupied/ Owner operator 43%
Non-owner occupied 45%
Contra Costa 3%
Santa Cruz 5%
Other CA 10%
Santa Clara 34%
San Francisco 14%
San Mateo 19%
Alameda 15%

Regulatory Update

Action plan includes enhanced policies and procedures relating to:

- Liquidity
- Interest rate risk sensitivity
- Credit risk management
- Compliance
  - Bank Secrecy Act and anti-money laundering laws

2003 Key Drivers



2003 Key Drivers

- Economy
- Credit Quality
- Loan and Deposit Growth
- Competitive Environment
- Net Interest Margin
- Efficiency

California Economic Outlook

- Economy troubled by:
  - California's budget deficit
  - Downturn in export trade
  - Continued slow growth in personal income
- Areas of recent strengths:
  - Auto sales
  - Residential real estate
- High-tech slump has not ended
- Healthy real estate market is a key

Source: California Economy, The UCLA Anderson Forecast – December 2002

Bay Area Economic Outlook

- San Francisco leasing demand turned positive for the first time in 2 years
- Vacancy in San Mateo will rise moderately and rents will decline incrementally
- Silicon Valley
  - Continued decreasing rents and increasing vacancy
  - Market to bottom out and stabilize by year-end

Source: Grubb & Ellis Research , Fourth Quarter 2002

Credit Quality

- Tighter underwriting standards
- Aggressive management of non-accruals
- Discontinued Shared National Credit ("SNC") lending January 2001
- Quarterly sensitivity review of real estate portfolio
- Reserve levels superior to peers

Greater Bay Bancorp Mitigates Risk

Loan and Deposit Growth

- Increase focus on commercial lending
- Prudently manage real estate portfolio, yet take advantage of opportunities should they arise
- Maintain emphasis on core deposit growth – 14% from 2001
- Continued growth through new products

Competitive Environment

- Maintain focus on relationship management
- Continue superior quality service
- Further diversify product capability
- Resources and services of a regional bank, with client services and relationship management of a community bank

Net Interest Margin

- Leverage strategy – 2Q 2001
  - Reduced asset sensitivity
  - Increased overall net interest income
- De-leverage strategy – 2Q 2002
  - Positions GBBK to take advantage of improving economy
  - Improves liquidity and reduces duration of investment portfolio

Efficiency

- Continue to achieve operational efficiencies
- Maintain focus on prudent expense management – partially offset by planned expenses associated with risk management

Company Goals



Strategic Goals

- Reaching greater critical mass in the Company's market areas
- Generating increased fee income
- Enabling subsidiaries to cross-sell services
- Continue to diversify revenue stream
- Continue to mitigate and proactively manage risk
- Opportunistic market expansion

2003 Company Guidance

- EPS Growth – increase by approximately 4% - 7%
- Average loan growth – high single digit
- Average deposit growth – high single digit
- Net interest margin – continued pressure due to economic conditions
- Assumes market interest rates will stay relatively flat during 2003

Investment Rationale



Investment Rationale



- Franchise with record of quality growth and consistent profitability
- Well positioned for economic upturn
- Strong balance sheet
- Diversified product capability
- Internal capital can support strategic growth
- Community banking credit culture
- Experienced management team
- Compelling return opportunity

Compelling "Buy" Opportunity


2002 P/E Ratio*
21.3
19.4
18.8
17.6
13.8
12.7
7.47
CBH
WTFC
SWBT
BPFH
TCB
CFBX
GBBK
U.S. Bancorp Piper Jaffray Growth Banks

* As of January 30, 2003

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company's current expectations regarding future operating results, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans, deposits and assets, continued success of its Regional Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

Greater Bay Bancorp

www.gbbk.com